UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         January 3, 2005

BIOSOURCE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-26670	77-0340829
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

542 Flynn Road, Camarillo, California		93012
(Address of Principal Executive Offices)		(Zip Code)

(805) 987-0086

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

On January 3, 2005, BioSource International, Inc. (the “Company”) issued a press release announcing that the Company has sold its Hopkinton, Massachusetts-based custom antibody and peptide business.

Item 9.01.       Exhibits.

A copy of the press release described in Item 8.01 is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSOURCE INTERNATIONAL, INC.

Date: January 4, 2005	By:	/s/ Alan I. Edrick
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of the Registrant dated January 3, 2005.